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                                                               EXHIBIT 10.8(i)


                                 July 11, 1997


Global TeleSystems Group, Inc.
1751 Pinnacle Drive
North Tower 12th Floor
McLean, Virginia 22102


                            Global TeleSystems Group, Inc

Ladies and Gentlemen:

        We refer to (i) the Senior Note Purchase Agreement, dated as of February 2, 1996, as heretofore amended, between Global TeleSystems Group, Inc. (the "Company") and Emerging Markets Growth Fund, Inc., as purchaser, and (ii) the Senior Note Purchase Agreement, dated as of February 2, 1996, as heretofore amended, between the Company and Capital International Emerging Markets Funds, as purchaser (each such Senior Note Purchase Agreement being a "Cap Re Agreement"; and Emerging Markets Growth Fund, Inc. and Capital International Emerging Markets Fund being, collectively, the "Cap Re Purchasers"). Terms defined or referenced in either of the Cap Re Agreements and not otherwise defined or referenced herein are used herein as therein defined or referenced.

        The Company and the Cap Re Purchasers hereby agree as follows:

        1. Subsection (g) of Section 9.3 of each Cap Re Agreement is amended by substituting the words "$156 million" for the words "$115 million."

        2. Schedule A of each Cap Re Agreement, under the caption "Existing Financings," is amended by adding the text set forth in Appendix A hereto.

        3. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
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        4.      This letter agreement becomes effective as of the date first above written, on the date on which the Company and each Cap Re Purchaser shall have executed and delivered a counterpart hereof. Upon the effectiveness of this letter agreement, each reference in any Initial Transaction Document or Transaction Document to either Cap Re Agreement or any term or provision thereof shall mean such Cap Re Agreement, such term or such provision, respectively, as amended hereby. Except as otherwise provided herein, the Transaction Documents shall remain in full force and effect and are hereby in all respect ratified and confirmed.

        5. This letter agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same letter agreement. Delivery of an executed counterpart of a signature page of this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.
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                                       3

     Please indicate your agreement in the foregoing by executing a counterpart of this letter agreement in the appropriate space provided below.

                                        Very truly yours,

EMERGING MARKETS GROWTH                 CAPITAL INTERNATIONAL
FUND, INC.                              EMERGING MARKETS FUND




By: /s/ ROBERTA A CONROY                By: /s/ D. H. BEEVERS
    ----------------------------            -------------------------------
    Name: Roberta A. Conroy                 Name: D. H. Beevers
    Title: Senior Vice President            Title: Director
           and Secretary
                                        By: /s/ DAVID WALLACE
                                           --------------------------------
                                            Name: David Wallace
                                            Title: Director








                         Accepted and Agreed:

                    GLOBAL TELESYSTEMS GROUP, INC.

                    By: /s/ VIMAL AGARWAL
                        --------------------
                        Name: Vimal Agarwal
                        Title: Treasurer


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                                   APPENDIX A


                             HERMES EUROPE RAILTEL

                       $175 MILLION SENIOR NOTE FINANCING

ISSUER:                Hermes Europe Railtel, B.V.

ISSUE:                 Senior Notes

GROSS PROCEEDS:        $175 million

MATURITY:              10 years

INTEREST RATE:         12.0% - 13.0%

PRE-FUNDED INTEREST:   2 years

OPTIONAL REDEMPTION:   5-year non-call

RANKING: Senior (Subordinated to all secured/unsecured liabilities of subsidiaries)

USE OF PROCEEDS:       To fund the build-out of the Hermes network through
                       Phase I

MARKETING:             144A

GROSS SPREAD:          3.5%

UNDERWRITERS:          DLJ (lead), UBS, Lehman

EQUITY CLAWBACK:       Prior to the first 3 years, 33 1/3% of each of the Senior
                       Notes may be redeemed with (i) the proceeds of a public equity offering of $75 million or more or (ii) the proceeds from the sale of the Company's common stock to one or more Strategic Equity Investors for the aggregate purchase price of $75 million or more.

CHANGE OF CONTROL:     Company must offer to redeem the Senior Notes at 101%
                       of principal amount thereof, plus accrued and unpaid interest.

COVENANTS:             Standard convenants for a High Yield offering, including
                       o  Limitation on Incurrence of Indebtedness;
                       o  Limitation on Restricted Payments;
                       o  Limitation on Dividend and Other Payment Restrictions
                          Affecting Subsidiaries;
                       o  Limitation on the Issuance and Sale of Capital Stock
                          of Restricted Subsidiaries;
                       o  Limitation on Issuance of Guarantees by Restricted
                          Subsidiaries;
                       o  Limitation on Asset Sales;
                       o  Limitation on Liens;
                       o  Limitation on Consolidation or Merger;
                       o  Limitation on Transaction with Affiliates;